Exhibit 99.4
                                                                  ------------

                                                                 EXECUTION COPY

==============================================================================


                     MORGAN STANLEY MORTGAGE CAPITAL INC.,
                                   Purchaser

                          GMAC MORTGAGE CORPORATION,
                                   Servicer

                      LASALLE BANK NATIONAL ASSOCIATION,
                                    Trustee

                    WELLS FARGO BANK, NATIONAL ASSOCIATION,
                 Master Servicer and Securities Administrator

                                      and

                     DEUTSCHE BANK TRUST COMPANY AMERICAS,
                                   Custodian

                         ____________________________

                              CUSTODIAL AGREEMENT

                              As of July 1, 2006

                  Morgan Stanley Mortgage Loan Trust 2006-11

                         ____________________________


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


                               TABLE OF CONTENTS

Section 1.    Definitions.....................................................2

Section 2.    Delivery of Custodial Files.....................................7

Section 3.    [Reserved.]....................................................11

Section 4.    Obligations of the Custodian...................................11

Section 5.    Trust Receipt..................................................12

Section 6.    Future Defects.................................................13

Section 7.    Release for Servicing..........................................13

Section 8.    Limitation on Release..........................................13

Section 9.    Release for Payment............................................14

Section 10.   Fees of Custodian..............................................14

Section 11.   Removal of Custodian...........................................14

Section 12.   Transfer of Custodial Files Upon Termination...................14

Section 13.   Examination of Custodial Files.................................15

Section 14.   Insurance of Custodian.........................................15

Section 15.   Counterparts...................................................15

Section 16.   Reserved.......................................................15

Section 17.   Governing Law..................................................15

Section 18.   Copies of Mortgage Documents...................................15

Section 19.   No Adverse Interest of Custodian...............................16

Section 20.   Termination by Custodian.......................................16

Section 21.   Entire Agreement; Severability.................................16

Section 22.   Term of Agreement..............................................16

Section 23.   Notices........................................................16

Section 24.   Successors and Assigns.........................................17


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

Section 25.   Indemnification................................................17

Section 26.   Indemnification of Custodian...................................17

Section 27.   Reliance of Custodian..........................................18

Section 28.   Obligations of the Custodian With Respect
              to the Trust Receipt...........................................18

Section 29.   Transmission of Custodial Files................................19

Section 30.   Authorized Representatives.....................................20

Section 31.   Reproduction of Documents......................................20

Section 32.   Compliance with Regulation AB..................................20

Section 33.   Waiver of Trial by Jury........................................23

Section 34.   Submission To Jurisdiction; Waivers............................23



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


                                   EXHIBITS

EXHIBIT 1         REVIEW PROCEDURES

EXHIBIT 2         FORM OF TRUST RECEIPT

EXHIBIT 3         FORM OF REQUEST FOR RELEASE OF DOCUMENTS AND RECEIPT

EXHIBIT 4         FORM OF OPINION OF COUNSEL TO THE CUSTODIAN

EXHIBIT 5         FORM OF LOST NOTE AFFIDAVIT

EXHIBIT 6         AUTHORIZED REPRESENTATIVES OF THE CUSTODIAN

EXHIBIT 7         AUTHORIZED REPRESENTATIVES OF THE PURCHASER

EXHIBIT 8         AUTHORIZED REPRESENTATIVES OF THE SERVICER

EXHIBIT 9         FORM OF NOTICE TO CUSTODIAN

EXHIBIT 10        FORM OF AMENDMENT AND JOINDER

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


                  THIS CUSTODIAL AGREEMENT, dated as of July 1, 2006 ("Custodial Agreement" or "Agreement"), between Morgan Stanley Mortgage Capital Inc., a New York corporation, having an address at 1221 Avenue of the Americas, 27th Floor, New York, New York 10020 (the "Purchaser"), GMAC Mortgage Corporation, a Pennsylvania corporation having an office at 100 Witmer Road, Horsham, Pennsylvania 19044 (the "Servicer"), Wells Fargo Bank, National Association, having an address at 9062 Old Annapolis Road, Columbia, Maryland 21045 (in such capacity, the "Master Servicer" and the "Securities Administrator"), LaSalle Bank National Association having an address at 135 South LaSalle Street, Suite 1625, Chicago, Illinois 60603 (the "Trustee") and Deutsche Bank Trust Company Americas, a New York banking corporation having an address at 1761 East St. Andrew Place, Santa Ana, California 92705-4934 (the "Custodian");

                             W I T N E S S E T H :
                             - - - - - - - - - -

                  WHEREAS, the Purchaser has purchased from Sovereign Bank (the "Seller") and the Seller has sold to the Purchaser, certain mortgage loans specified on Exhibit 10 hereto (the "Mortgage Loans"), pursuant to the terms and conditions of (i) that certain Mortgage Loan Purchase and Warranties Agreement, dated as of June 1, 2006 between the Seller and the Purchaser (the "Purchase Agreement");and (ii) the Mortgage Loans are being serviced by the Servicer pursuant to that certain First Amended and Restated Servicing Agreement, dated as of January 1, 2006 between the Servicer and the Purchaser, as amended by the Assignment Assumption and Recognition Agreement dated as of July 1, 2006 (the "Servicing Agreement" and together with the Purchase Agreement, the "Sale and Servicing Agreements")

                  WHEREAS, the Mortgage Loans purchased pursuant to the Purchase Agreement are being held by the Custodian as custodian for the Purchaser pursuant to the custody agreement referenced in the Purchase Agreement (the "Custody Agreement");

                  WHEREAS, the Mortgage Loans have been transferred to Morgan Stanley Capital I Inc. (the "Depositor") pursuant to an Assignment, Assumption and Recognition Agreement, dated as of July 1, 2006, among the Seller, the Servicer, the Depositor, the Purchaser, the Master Servicer and the Trustee;

                  WHEREAS, the Mortgage Loans have been transferred to the Trustee on behalf of the Morgan Stanley Mortgage Loan Trust 2006-11 (the "Trust") pursuant to the Pooling and Servicing Agreement dated as of July 1, 2006 (the "PSA"), among the Depositor, the Master Servicer, the Securities Administrator and the Trustee;

                  WHEREAS, the Mortgage Loans will be master serviced by the Master Servicer pursuant to the PSA and serviced by the Servicer pursuant to the Servicing Agreement;

                  WHEREAS, the Purchaser has requested the Custodian to act as custodian on behalf of the Trust for purposes of holding the Mortgage Loans;

                  WHEREAS, the Trustee, on behalf of the Trust, desires to have the Custodian take possession of the mortgage and mortgage notes (collectively, the "Mortgage Notes") for the Mortgage Loans, along with certain other documents specified herein, as the bailee of, and custodian for the Mortgage Loans, in accordance with the terms and conditions hereof; and

                  NOW, THEREFORE, in consideration of the mutual undertakings herein expressed, the parties hereto hereby agree as follows:

Section 1. Definitions.

                  For purposes of this Agreement the following capitalized terms shall have the respective meanings set forth below.

                  Adjustable Rate Mortgage Loan: An adjustable rate Mortgage Loan purchased pursuant to the Purchase Agreement.

                  Affiliate: With respect to any specified Person, any other Person controlling or controlled by or under common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

                  Agreement: This Custodial Agreement and all amendments and attachments hereto and supplements hereof.

                  Amendment and Joinder: The agreement pursuant to which the Servicer, shall become a party hereto as if such party were an original signatory hereto, in the form attached as Exhibit 10.

                  Appraised Value: The value set forth in an appraisal made in connection with the origination of the related Mortgage Loan as the value of the Mortgaged Property.

                  Assignment of Mortgage: An assignment of the Mortgage, notice of transfer or equivalent instrument in recordable form, sufficient under the laws of the jurisdiction wherein the related Mortgaged Property is located to reflect the sale of the Mortgage to the Purchaser.

                  Balloon Mortgage Loan: Any Mortgage Loan which by its original terms or any modifications thereof provides for amortization beyond its scheduled maturity date.

                  Business Day: Any day other than (i) a Saturday or Sunday, or (ii) a day on which banking and savings and loan institutions in (a) the States of New York, Maryland or California, (b) the state in which the Servicer's servicing operations are located or (c) the state in which the Custodian's operations are located, are authorized or obligated by law or executive order to be closed.

                  Closing Date:  July 31, 2006.

                  CLTV: As of any date and as to any Second Lien Loan, the ratio, expressed as a percentage, of the (a) sum of (i) the outstanding principal balance of the Second Lien Loan and (ii) the outstanding principal balance as of such date of any mortgage loan or mortgage loans that are senior or equal in priority to the Second Lien Loan and which are secured by the same



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



Mortgaged Property to (b) the Appraised Value of the related Mortgaged Property as of the origination of the Second Lien Loan.

                  Co-op: A private, cooperative housing corporation, having only one class of stock outstanding, which owns or leases land and all or part of a building or buildings, including apartments, spaces used for commercial purposes and common areas therein and whose board of directors authorizes the sale of stock and the issuance of a Co-op Lease.

                  Co-op Lease: With respect to a Co-op Loan, the lease with respect to a dwelling unit occupied by the Mortgagor and relating to the stock allocated to the related dwelling unit.

                  Co-op Loan: A Mortgage Loan secured by the pledge of stock allocated to a dwelling unit in a residential cooperative housing corporation and a collateral assignment of the related Co-op Lease.

                  Custodian: Deutsche Bank Trust Company Americas, a New York banking corporation and its successor in interest, or any successor to the Custodian under this Agreement as herein provided.

                  Custodial File: As to each Mortgage Loan, any mortgage loan documents which are delivered to the Custodian or which at any time come into the possession of the Custodian.

                  Cut-off Date:  July 1, 2006.

                  Due Date: The day of the month on which the Monthly Payment is due on a Mortgage Loan, exclusive of any days of grace.

                  Electronic Transmission: In connection with any Request for Release, the delivery of such information in an electronic format acceptable to the applicable recipient thereof. An Electronic Transmission shall be considered written notice under Sections 7, 8 and 9 hereof.

                  Exception: With respect to any Mortgage Loan, any variances from the delivery requirements set forth hereunder with respect to the Custodial Files.

                  FHA Approved Mortgagee: A corporation or institution approved as a mortgagee by the FHA under the Act, and applicable HUD regulations, and eligible to own and service mortgage loans such as the FHA mortgage loans.

                  First Lien Loan: A Mortgage Loan secured by a first lien Mortgage on the related Mortgaged Property.

                  Gross Margin: With respect to each Adjustable Rate Mortgage Loan, the fixed percentage amount set forth in the related Mortgage Note which amount is added to the Index in accordance with the terms of the related Mortgage Note to determine on each Interest Rate Adjustment Date the Mortgage Interest Rate for such Mortgage Loan.



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


                  High Cost Loan: A Mortgage Loan (a) covered by the Home Ownership and Equity Protection Act of 1994, (b) classified as a "high cost home," "threshold," "covered," "high risk home," or "predatory" loan under any other applicable federal, state or local law (or a similarly classified loan using different terminology under a law imposing heightened regulatory scrutiny or additional legal liability for residential mortgage loans having high interest rates, points and/or fees) or (c) categorized as High Cost pursuant to Appendix E of Standard & Poor's Glossary. For avoidance of doubt, the parties agree that this definition shall apply to any law regardless of whether such law is presently, or in the future becomes, the subject of judicial review or litigation.

                  Index: The index indicated in the related Mortgage Note for each Adjustable Rate Mortgage Loan.

                  Interest Rate Adjustment Date: With respect to each Adjustable Rate Mortgage Loan, the date, specified in the related Mortgage Note and the related Mortgage Loan Schedule, on which the Mortgage Interest Rate is adjusted.

                  Interim Funder: With respect to each MERS Designated Mortgage Loan, the Person named on the MERS System as the interim funder pursuant to the MERS Procedures Manual.

                  Lifetime Rate Cap: The provision of each Mortgage Note related to an Adjustable Rate Mortgage Loan which provides for an absolute maximum Mortgage Interest Rate thereunder. The Mortgage Interest Rate during the terms of each Adjustable Rate Mortgage Loan shall not at any time exceed the Mortgage Interest Rate at the time of origination of such Adjustable Rate Mortgage Loan by more than the Lifetime Rate Cap set forth as an amount per annum on the related Mortgage Loan Schedule.

                  Loan-to-Value Ratio or LTV: With respect to any Mortgage Loan, the ratio (expressed as a percentage) of the outstanding principal amount of the Mortgage Loan as of the Cut-off Date (unless otherwise indicated), to the lesser of (a) the Appraised Value of the Mortgaged Property at origination and (b) if the Mortgage Loan was made to finance the acquisition of the related Mortgaged Property, the purchase price of the Mortgaged Property.

                  MERS: Mortgage Electronic Registration Systems, Inc., a Delaware corporation, and its successors in interest.

                  MERS Designated Mortgage Loan: Any Mortgage Loans for which
(a) the applicable Seller has designated or will designate MERS as, and has taken or will take such action as is necessary to cause MERS to be, the mortgagee of record, as nominee for such Seller, in accordance with MERS Procedure Manual, (b) such Seller has designated or will designate the Purchaser as the Investor on the MERS(R) System, (c) such Seller has designated or will designate the Servicer as the servicer on the MERS(R) System and (d) such Seller has designated or will designate the Custodian as the Custodian on the MERS(R) System.

                  MERS Identification Number: The eighteen digit number permanently assigned to each MERS Designated Mortgage Loan.



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


                  MERS Procedures Manual: The MERS Procedures Manual, as it may be amended, supplemented or otherwise modified from time to time.

                  MERS Report: The report from the MERS System listing MERS Designated Mortgage Loans and other information.

                  MERS(R) System: MERS electronic registry system, as more particularly described in the MERS Procedure Manual.

                  Monthly Payment: The scheduled monthly payment of principal and interest on a Mortgage Loan.

                  Mortgage: With respect to a Mortgage Loan that is not a Co-op Loan, the mortgage, deed of trust or other instrument securing a Mortgage Note, which creates a first lien, in the case of a First Lien Loan, or a second lien, in the case of a Second Lien Loan, on an unsubordinated estate in fee simple in real property securing the Mortgage Note; except that with respect to real property located in jurisdictions in which the use of leasehold estates for residential properties is a widely-accepted practice, the mortgage, deed of trust or other instrument securing the Mortgage Note may secure and create a first lien in the case of a First Lien Loan, and with respect to a Second Lien Loan, a second lien, in each case, upon a leasehold estate of the Mortgagor. With respect to a Co-op Loan, the Security Agreement.

                  Mortgage Interest Rate: The annual rate of interest borne on a Mortgage Note with respect to each Mortgage Loan in effect from time to time.

                  Mortgage Loan Package: One or more Mortgage Loans, which are purchased by the Purchaser from a Seller on the Closing Date.

                  Mortgage Loan Schedule: The schedule of Mortgage Loans setting forth the following information with respect to each Mortgage Loan in the related Mortgage Loan Package: (1) the Mortgage Loan identifying number;
(2) the Mortgagor's name; (3) the street address of the Mortgaged Property including the city, state and zip code; (4) a code indicating whether the Mortgaged Property is owner-occupied; (5) the number and type of residential units constituting the Mortgaged Property; (6) the original months to maturity or the remaining months to maturity from the Cut-off Date, in any case based on the original amortization schedule and, if different, the maturity expressed in the same manner but based on the actual amortization schedule;
(7) with respect to each First Lien Loan, the Loan-to-Value Ratio at origination, and with respect to each Second Lien Loan, the CLTV at origination; (8) the Mortgage Interest Rate as of the Cut-off Date; (9) the date on which the Monthly Payment was due on the Mortgage Loan and, if such date is not consistent with the Due Date currently in effect, such Due Date;
(10) the stated maturity date; (11) the amount of the Monthly Payment as of the Cut-off Date; (12) the last payment date on which a payment was actually applied to the outstanding principal balance; (13) the original principal amount of the Mortgage Loan; (14) the principal balance of the Mortgage Loan as of the close of business on the Cut-off Date, after deduction of payments of principal due and collected on or before the Cut-off Date; (15) with respect to each Adjustable Rate Mortgage Loan, the Interest Rate Adjustment Date; (16) with respect to each Adjustable Rate Mortgage Loan, the Gross Margin; (17) with respect to each Adjustable Rate Mortgage



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


Loan, the Lifetime Rate Cap under the terms of the Mortgage Note; (18) with respect to each Adjustable Rate Mortgage Loan, a code indicating the type of Index; (19) the type of Mortgage Loan (i.e., Fixed or Adjustable Rate Mortgage Loan, First or Second Lien Loan); (20) a code indicating the purpose of the loan (i.e., purchase, rate and term refinance, equity take-out refinance);
(21) a code indicating the documentation style (i.e., full, alternative or reduced); (22) the loan credit classification (as described in the related Purchase Agreement); (23) a code indicating whether such Mortgage Loan provides for a prepayment penalty and, if applicable, the prepayment penalty period; (24) the Mortgage Interest Rate as of origination; (25) the credit score; (26) the date of origination; (27) with respect to Adjustable Rate Mortgage Loans, the Mortgage Interest Rate adjustment period; (28) with respect to each Adjustable Rate Mortgage Loan, the Mortgage Interest Rate adjustment percentage; (29) with respect to each Adjustable Rate Mortgage Loan, the Mortgage Interest Rate floor; (30) with respect to each Adjustable Rate Mortgage Loan, the Mortgage Interest Rate Cap as of the first Interest Rate Adjustment Date; (31) a code indicating whether the Mortgage Loan is a High Cost Loan; (32) a code indicating whether the Mortgage Loan is a Balloon Mortgage Loan; (33) the Due Date for the first Monthly Payment; (34) the original Monthly Payment due; (35) with respect to the related Mortgagor, the debt-to-income ratio; and (36) the MERS Identification Number, if any. With respect to the Mortgage Loans in the aggregate, the Mortgage Loan Schedule shall set forth the following information, as of the Cut-off Date: (1) the number of Mortgage Loans; (2) the current aggregate outstanding principal balance of the Mortgage Loans; (3) the weighted average Mortgage Interest Rate of the Mortgage Loans; (4) the weighted average maturity of the Mortgage Loans; (5) the Cut-off Date; and (6) the Closing Date.

                  Mortgage Loan Schedule and Exception Report: A list of Mortgage Loans delivered by the Purchaser or its designee to the Custodian on or before the Closing Date, reflecting the Mortgage Loans held by Custodian for the benefit of the Purchaser, which includes any Exceptions with respect to each Mortgage Loan listed thereon. Each Mortgage Loan Schedule and Exception Report shall set forth (a) the Mortgage Loans sold to Purchaser on the Closing Date as well as the Mortgage Loans previously sold to Purchaser and held by Custodian hereunder, and (b) all Exceptions with respect thereto, with any updates thereto from the time last delivered.

                  Mortgage Note: The note or other evidence of the indebtedness of a Mortgagor secured by a Mortgage.

                  Mortgaged Property: With respect to a Mortgage Loan that is not a Co-op Loan, the real property (or leasehold estate, if applicable) securing repayment of the debt evidenced by the related Mortgage Note. With respect to a Co-op Loan, the stock allocated to a dwelling unit in the residential cooperative housing corporation that was pledged to secure such Co-op Loan and the related Co-op Lease.

                  Notice of Approved Servicer: A Notice of Approved Servicer in the form of Exhibit 12 hereto.

                  Person: Any individual, corporation, partnership, limited liability company, partnership, joint venture, association, joint-stock company, trust, unincorporated organization, government or any agency or political subdivision thereof.



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


                  Preliminary Mortgage Loan Schedule and Exception Report:
A list of Mortgage Loans delivered by the Purchaser or its designee to the Custodian on any date as provided herein, reflecting the Mortgage Loans that the Purchaser is considering purchasing from the Seller, which includes any Exceptions with respect to each Mortgage Loan listed thereon.

                  Purchase Agreement: The Mortgage Loan Purchase and Warranties Agreement, dated as of June 1, 2006 between the Seller and the Purchaser.

                  Purchaser: Morgan Stanley Mortgage Capital Inc., a New York corporation, and its successor in interest and assigns.

                  Request for Release: As defined in Section 7 hereof.

                  Second Lien Loan: A Mortgage Loan secured by a second lien Mortgage on the related Mortgaged Property.

                  Security Agreement: The agreement creating a security interest in the stock allocated to a dwelling unit in the residential cooperative housing corporation that was pledged to secure such Co-op Loan and the related Co-op Lease.

                  Seller: Sovereign Bank, a federal savings bank, having an address at 3 Friends Lane Newtown, PA 18940.

                  Seller Guide: The Morgan Stanley Seller Guide relating to the Purchaser's conduit mortgage loan purchase program, as such Guide may be amended, supplemented or otherwise modified and in effect from time to time.

                  Servicer: GMAC Mortgage Corporation, a Pennsylvania corporation having an office at 100 Witmer Road, Horsham, Pennsylvania 19044.

                  Servicing Agreement: The First Amended and Restated Servicing Agreement, dated as of January 1, 2006 between the Servicer and the Purchaser, as amended by the Assignment Assumption and Recognition Agreement dated as of July 1, 2006

                  Standard & Poor's: Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies Inc., and any successor thereto.

                  Standard & Poor's Glossary: The Standard & Poor's LEVELS(R) Glossary, as may be in effect from time to time.

                  Trust Receipt: A final trust receipt as to each Mortgage Loan, which Trust Receipt is delivered to the Purchaser by the Custodian in the form annexed hereto as Exhibit 2.

                  VA Approved Lender: Those lenders which are approved by the VA to act as a lender in connection with the origination of VA mortgage loans.

Section 2. Delivery of Custodial Files.



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


                  No later than the Closing Date, the Purchaser or its designee shall deliver to the Custodian a copy of the related Mortgage Loan
Schedule in an electronic, machine readable medium on a form mutually acceptable to the Purchaser and the Custodian. In addition, no later than the Closing Date the Seller or its designee shall deliver to the Custodian the following original documents pertaining to each of the Mortgage Loans identified in the related Mortgage Loan Schedule:

                  (a) the original Mortgage Note bearing all intervening endorsements, endorsed "Pay to the order of _________, without recourse" and signed in the name of the last endorsee (the "Last Endorsee") by an authorized officer. To the extent that there is no room on the face of the Mortgage Notes for endorsements, the endorsement may be contained on an allonge, unless state law does not so allow and the Custodian is so advised by the Seller that state law does not so allow. If the Mortgage Loan was acquired by the Seller in a merger, the endorsement must be by "[Last Endorsee], successor by merger to [name of predecessor]". If the Mortgage Loan was acquired or originated by the Last Endorsee while doing business under another name (as the Custodian is notified in writing), the endorsement must be by "[Last Endorsee], formerly known as [previous name]";

                  (b) the original of any guarantee executed in connection with the Mortgage Note;

                  (c) with respect to Mortgage Loans that are not Co-op Loans, the original Mortgage with evidence of recording thereon. With respect to any Co-op Loan, an original or copy of the Security Agreement. If in connection with any Mortgage Loan, the Seller cannot deliver or cause to be delivered the original Mortgage with evidence of recording thereon on or prior to the Closing Date because of a delay caused by the public recording office where such Mortgage has been delivered for recordation or because such Mortgage has been lost or because such public recording office retains the original recorded Mortgage, the Seller shall deliver or cause to be delivered to the Custodian, a photocopy of such Mortgage, together with (i) in the case of a delay caused by the public recording office, certified by the Seller or Servicer (or certified by the title company, escrow agent, or closing attorney) stating that such Mortgage has been dispatched to the appropriate public recording office for recordation and that the original recorded Mortgage or a copy of such Mortgage certified by such public recording office to be a true and complete copy of the original recorded Mortgage will be promptly delivered to the Custodian upon receipt thereof by the Seller; or
(ii) in the case of a Mortgage where a public recording office retains the original recorded Mortgage or in the case where a Mortgage is lost after recordation in a public recording office, a copy of such Mortgage certified by such public recording office to be a true and complete copy of the original recorded Mortgage;

                  (d) the originals of all assumption, modification, consolidation or extension agreements, if any, with evidence of recording thereon;

                  (e) with respect to Mortgage Loans that are not Co-op Loans, the original Assignment of Mortgage for each Mortgage Loan, in form and substance acceptable for recording (except with respect to MERS Designated Loans). The Assignment of Mortgage must be duly recorded only if recordation is either necessary under applicable law or commonly required by private institutional mortgage investors in the area where the Mortgaged Property is located or on direction of the Purchaser as provided in this Agreement. If the Assignment of Mortgage is to be recorded, the Mortgage shall be assigned to the Trustee on behalf of the Trust. If the Assignment of Mortgage is not to be recorded, the Assignment of Mortgage shall be delivered in blank. If the Mortgage Loan was acquired by the Seller in a merger (as the Custodian is notified in writing), the Assignment of Mortgage must be made by "[Seller], successor by merger to [name of predecessor]". If the Mortgage Loan was acquired or originated by the Seller while doing business under another name (as the Custodian is notified in writing), the Assignment of Mortgage must be by "[Seller], formerly known as [previous name]";

                  (f) with respect to Mortgage Loans that are not Co-op Loans, the originals of all intervening assignments of mortgage (if any) evidencing a complete chain of assignment from the Seller to the Last Endorsee (or, in the case of a MERS Designated Loan, MERS) with evidence of recording thereon, or if any such intervening assignment has not been returned from the applicable recording office or has been lost or if such public recording office retains the original recorded assignments of mortgage, the Seller shall deliver or cause to be delivered to the Custodian, a photocopy of such intervening assignment, together with (i) in the case of a delay caused by the public recording office, certified by the Seller or Servicer (or certified by the title company, escrow agent, or closing attorney) stating that such intervening assignment of mortgage has been dispatched to the appropriate public recording office for recordation and that such original recorded intervening assignment of mortgage or a copy of such intervening assignment of mortgage certified by the appropriate public recording office to be a true and complete copy of the original recorded intervening assignment of mortgage will be promptly delivered to the Custodian upon receipt thereof by the Seller; or
(ii) in the case of an intervening assignment where a public recording office retains the original recorded intervening assignment or in the case where an intervening assignment is lost after recordation in a public recording office, a copy of such intervening assignment certified by such public recording office to be a true and complete copy of the original recorded intervening assignment;

                  (g) with respect to Mortgage Loans that are not Co-op Loans, the original mortgagee policy of title insurance or, in the event such original title policy is unavailable, a copy of the policy or related policy binder or commitment for title from the title insurance company;

                  (h) the original or, if unavailable, a copy of any security agreement, chattel mortgage or equivalent document executed in connection with the Mortgage;

                  (i) with respect to any Co-op Loan: (i) a copy of the Co-op Lease and the assignment of such Co-op Lease, with all intervening assignments showing a complete chain of title and an assignment thereof by Seller; (ii) the stock certificate together with an undated stock power relating to such stock certificate executed in blank; (iii) the recognition agreement of the interests of the Mortgagee with respect to the Co-op Loan by the residential cooperative housing corporation, the stock of which was pledged by the related Mortgagor to the originator of such Co-op Loan; and (iv) copies of the financing statement filed by the originator as secured party and, if applicable, a filed UCC-3 assignment of the subject security interest showing a complete chain of title, together with an executed UCC-3 assignment of such security interest by the Seller in a form sufficient for filing; and

                  (j) if any of the above documents has been executed by a person holding a power of attorney, an original or photocopy of such power.

                  In the event an Officer's Certificate of the Seller is delivered to the Purchaser because of a delay caused by the public recording office in returning any recorded document, the Seller shall deliver to the Purchaser, within 90 days of the Closing Date, an Officer's Certificate which shall (i) identify the recorded document, (ii) state that the recorded document has not been delivered to the Custodian due solely to a delay caused by the public recording office, (iii) state the amount of time generally required by the applicable recording office to record and return a document submitted for recordation, and (iv) specify the date the applicable recorded document will be delivered to the Custodian; provided, however, that any recorded document shall in no event be delivered later than one year following the Closing Date. An extension of the date specified in clause (iv) above may be requested from the Purchaser, which consent shall not be unreasonably withheld. The original Mortgage Note bearing all intervening endorsements, endorsed "Pay to the order of _________, without recourse" and signed in the name of the last endorsee (the "Last Endorsee") by an authorized officer. To the extent that there is no room on the face of the Mortgage Notes for endorsements, the endorsement may be contained on an allonge, unless state law does not so allow and the Custodian is so advised by the Purchaser or its designee that state law does not so allow. If the Mortgage Loan was acquired by the Seller in a merger (as the Custodian is notified in writing), the endorsement must be by "[Last Endorsee], successor by merger to [name of predecessor]". If the Mortgage Loan was acquired or originated by the Last Endorsee while doing business under another name (as the Custodian is notified in writing), the endorsement must be by "[Last Endorsee], formerly known as [previous name]";

                  Notwithstanding the foregoing, in connection with any item described above in clauses (c), (d) or (f), if the Seller cannot deliver or cause to be delivered the original of any such item with evidence of recording thereon on or prior to the Closing Date because of a delay caused by the public recording office where such item has been delivered for recordation or because such item has been lost or because such public recording office retains the original recorded item (each such item, a "Delayed Document"), the Seller shall deliver or cause to be delivered to the Custodian, (i) in the case of a delay caused by the public recording office, a photocopy of such Delayed Document, together with an officer's certificate of the Seller (or certified by the title company, escrow agent, or closing attorney) to the effect that such copy is a true and correct copy of the Delayed Document that has been dispatched to the appropriate public recording office for recordation (and the original recorded Delayed Document or a copy of such Delayed Document certified by such public recording office to be a true and complete copy of the original recorded Delayed Document will be promptly delivered to the Custodian upon receipt thereof by the Seller); or (ii) in the case of a Delayed Document where a public recording office retains the original recorded Delayed Document or in the case where a Delayed Document is lost after recordation in a public recording office, a copy of such Delayed Document certified by such public recording office to be a true and complete copy of the original recorded Delayed Document.

                  From time to time, the Purchaser or its designee shall forward to the Custodian additional original documents, additional documents evidencing an assumption, modification, consolidation or extension of a Mortgage Loan, in accordance with the terms of the related

Purchase Agreement. All such mortgage documents held by the Custodian as to each Mortgage Loan shall constitute the "Custodial File".

                  Notwithstanding anything to the contrary contained in this
Section 2, in those instances where the public recording office retains or loses the original Mortgage or assignment after it has been recorded, the obligations of the Seller shall be deemed to have been satisfied upon delivery to the Purchaser prior to the Closing Date of a copy of such Mortgage or assignment, as the case may be, certified (such certification to be an original thereof) by the public recording office to be a true and complete copy of the recorded original thereof.

Section 3. [Reserved.]

Section 4. Obligations of the Custodian.

                  (a) The Custodian shall maintain continuous custody of all items constituting the Custodial Files in secure facilities in accordance with customary standards for such custody and shall reflect in its records the interest of the Purchaser therein. Each Mortgage Note (and Assignment of Mortgage) shall be maintained in fire resistant facilities.

                  (b) With respect to the documents constituting each Custodial File relating to a Mortgage Loan listed on any Mortgage Loan Schedule, the Custodian shall (i) act exclusively as the bailee of, and custodian for, the Purchaser and the Trust, (ii) hold all documents constituting such Custodial File received by it for the exclusive use and benefit of the Purchaser or Trust, and (iii) make disposition thereof only in accordance with the terms of this Custodial Agreement.

                  (c) In the event that (i) the Purchaser, the Servicer or the Custodian shall be served by a third party with any type of levy, attachment, writ or court order with respect to any Custodial File or any document included within a Custodial File or (ii) a third party shall institute any court proceeding by which any Custodial File or a document included within a Custodial File shall be required to be delivered otherwise than in accordance with the provisions of this Custodial Agreement, the party receiving such service shall promptly deliver or cause to be delivered to the other parties to this Custodial Agreement copies of all court papers, orders, documents and other materials concerning such proceedings. The Custodian shall, to the extent permitted by law, continue to hold and maintain all the Custodial Files that are the subject of such proceedings pending a final, nonappealable order of a court of competent jurisdiction permitting or directing disposition thereof. Upon final determination of such court, the Custodian shall dispose of such Custodial File or any document included within such Custodial File as directed by the Purchaser which shall give a direction consistent with such determination. Expenses and fees (including attorney's fees) of the Custodian incurred as a result of such proceedings shall be borne by the Trust.

                  (d) The Purchaser hereby acknowledges that the Custodian shall not be responsible for the validity and perfection of the Purchaser's security interest in the Mortgage Loans hereunder, other than the Custodian's obligation to take possession of the Custodial Files as set forth in Section 2 hereof.

                  (e) The Custodian shall have no duties or responsibilities except those that are specifically set forth herein, or as subsequently agreed in writing by the parties hereto, and no implied covenants or obligations shall be read into this Agreement against the Custodian.

                  (f) The Custodian shall have no responsibility nor duty with respect to any Custodial Files while not in its possession.

                  (g) The Custodian shall be under no obligation to make any investigation into the facts or matters stated in any resolution, exhibit, request, representation, opinion, certificate, statement, acknowledgement, consent, order or document in the Custodial File.

                  (h) The Custodian shall not be liable with respect to any action taken or omitted to be taken in accordance with the written direction, instruction, acknowledgement, consent or any other communication from the Trustee.

                  (i) The provisions of this Section 4 shall survive the resignation or removal of the Custodian and the termination of this Custodial Agreement.

Section 5. Trust Receipt.

      On or prior to 5:00 p.m. New York City time on the Closing Date, the Custodian shall deliver to the Purchaser and the Trustee via electronic transmission mutually acceptable to the Purchaser, the Custodian and the Trustee (or via facsimile in the event of a delivery failure via such electronic transmission) a Trust Receipt attaching a Mortgage Loan Schedule and Exception Report and indicating that, as to each Mortgage Loan listed in the attached Mortgage Loan Schedule (other than any Mortgage Loan paid in full or any Mortgage Loan specifically identified in such certification as not covered by such certification): (i) all documents required to be delivered to it are in its possession; (ii) such documents have been reviewed by it and appear regular on their face and relate to such Mortgage Loan; (iii) each Custodial File has been reviewed in accordance with the review procedures set forth in Exhibit 1 hereto; (iv) each Mortgage Note (except with respect to MERS Designated Mortgage Loans) has been endorsed as provided in Section 2(a); (v) with respect to each MERS Designated Mortgage Loan, the MIN Number for that Mortgage Loan conforms to the one set forth on the schedule provided to the Custodian and;
(vi) the Custodian is holding each Mortgage Loan identified on the related Mortgage Loan Schedule pursuant to this Custodial Agreement, as the bailee of and custodian for the Trustee. The Custodian makes no representations as to:
(i) the validity, legality, sufficiency, enforceability or genuineness of any of the documents contained in each Mortgage File of any of the Mortgage Loans identified on the Mortgage Loan Schedule, or (ii) the collectability, insurability, perfection, priority, effectiveness or suitability of any such Mortgage Loan. Notwithstanding anything herein to the contrary, the Custodian has made no determination and makes no representations as to whether (i) any endorsement is sufficient to transfer all right, title and interest of the party so endorsing, as Noteholder or assignee thereof, in and to that Mortgage Note or (ii) any assignment is in recordable form or sufficient to effect the assignment of and transfer to the assignee thereof, under the Mortgage to which the assignment relates. A list of any Exceptions outstanding shall also be included as part of the Mortgage Loan Schedule and Exception Report.

                  On the Cut-off Date the Custodian shall provide to the Purchaser a Preliminary Mortgage Loan Schedule and Exception Report, via electronic transmission acceptable to the

Purchaser (or via facsimile in the event of a delivery failure via such electronic transmission) for all Mortgage Loans received one Business Day prior to the Cut-off Date. Upon receiving confirmation from the Purchaser that such Mortgage Loans included in the Preliminary Mortgage Loan Schedule and Exception Report have been purchased, the Custodian will include these loans on the Mortgage Loan Schedule and Exception Report.

                  Each Mortgage Loan Schedule and Exception Report shall list all Exceptions using such codes as shall be in form and substance agreed to by the Custodian and the Purchaser. Each Mortgage Loan Schedule and Exception Report shall be superseded by the subsequently issued Mortgage Loan Schedule and Exception Report and shall be included as an attachment to the Trust Receipt. The delivery of each Mortgage Loan Schedule and Exception Report to the Purchaser shall be the Custodian's certification of items (i)-(vi) in paragraph one of this Section 5.

Section 6. Future Defects.

                  During the term of this Agreement, if the Custodian discovers any defect with respect to the Custodial File, the Custodian shall give written specification of such defect to the Purchaser and the Trustee.

Section 7. Release for Servicing.

                  From time to time and as appropriate for the foreclosure or servicing of any of the Mortgage Loans, the Custodian shall, upon receipt in writing or facsimile form from the Servicer of a request for release of documents and receipt in the form annexed hereto as Exhibit 3 or by Electronic Transmission (each, a "Request for Release"), release to the Servicer the related Custodial File or the documents set forth in such Request for Release. The Servicer shall forward a copy of any such Request for Release to the Trustee. Any document released to the Servicer pursuant to a Request for Release shall be returned to the Custodian no later than five (5) Business Days from the date on such Request for Release, and the Custodian shall notify the Trustee of any failure by the Servicer to so return any such document.

                  All Mortgage Files or documents from Mortgage Files released by the Custodian to the Servicer pursuant to this Section 7 shall be held by the Servicer in trust for the benefit of the Trust. The Servicer shall return to the Custodian the Custodial File or other such documents when the Servicer's need therefor in connection with such foreclosure or servicing no longer exists (but in any event no later than five (5) Business Days from the date on such Request for Release), unless the Mortgage Loan shall be liquidated. In such a case, upon receipt of an additional Request for Release certifying such liquidation from the Servicer to the Custodian in the form annexed hereto as Exhibit 3 or by Electronic Transmission, the Servicer's Request for Release submitted pursuant to the first sentence of this Section 7 shall be released by the Custodian to the Servicer, with a copy to the Trustee.

Section 8. Limitation on Release.

                  The provision set forth in Section 7 above relating to the release to the Servicer of the Custodial Files and documents by the Custodian shall be operative only to the extent that the Custodian shall not have released to the Servicer Custodial Files or the Servicer shall not have requested the Custodian to release to it active Custodial Files or documents (including those requested) pertaining to more than fifteen (15) Mortgage Loans at the time in the aggregate. Any additional Custodial Files or documents requested to be released to the Servicer may only be released upon written authorization of the Purchaser or the Trustee, as applicable. The limitations of this paragraph shall not apply to the release of Custodial Files under Section 9 below.

Section 9. Release for Payment.

                  Upon the repurchase of any Mortgage Loan pursuant to the applicable Purchase Agreement, or upon the payment in full of any Mortgage Loan, and upon receipt by the Custodian of (i) the Servicer's Request for Release delivered in writing or facsimile form or by Electronic Transmission (which Request for Release shall include a statement to the effect that all amounts payable to the Purchaser in connection with a repurchase have been remitted as provided in the related Servicing Agreement) or (ii) direction of the Purchaser or the Trustee, as applicable, the Custodian shall promptly release the related Custodial File in accordance with such Request for Release or direction.

Section 10. Fees of Custodian.

                  Certain agreed-upon fees and expenses of the Custodian are the obligation of the Securities Administrator, as set forth in a separate fee schedule.

                  The Purchaser hereby agrees to pay any other fees of the Custodian on the fee schedule agreed upon by the Purchaser and the Custodian.

Section 11. Removal of Custodian.

                  The Purchaser, with or without cause, may (i) require the Custodian to complete the endorsements on the Mortgage Notes and to complete and record the Assignments of Mortgage (in either case, at no expense to the Custodian), and/or (ii) upon at least 30 days' notice remove and discharge the Custodian from the performance of its duties under this Agreement by written notice from the Purchaser to the Custodian. Having given notice of such removal (other than in the event of a termination), the Purchaser promptly shall appoint a successor Custodian to act on behalf of the Purchaser by written instrument, one original counterpart of which instrument shall be delivered to the Purchaser, with an original to the successor Custodian. In the event of any removal, the Custodian shall, at the expense of the Trust, promptly transfer to the successor Custodian or subsequent purchaser, as directed, all Custodial Files being administered under this Agreement relating to such Mortgage Loans, and shall assign the Mortgages and endorse the Mortgage Notes to the successor Custodian or subsequent purchaser if the endorsements on the Mortgage Notes and the Assignments of Mortgages have been completed in the name of the Custodian. Additionally, the Trustee may remove the Custodian upon notice if the Custodian defaults in its obligations under
Section 32.

Section 12. Transfer of Custodial Files Upon Termination.

                  If the Custodian is furnished written evidence from the Trust that the PSA has been terminated as to any or all of the Mortgage Loans, upon written request of the Purchaser and, if requested by the Custodian, receipt of proof satisfactory to the Custodian of the ownership of the Mortgage Loans, the Custodian shall release to such persons as the Trustee shall designate the Custodial Files relating to such Mortgage Loans as the Trustee shall request, and shall assign the Mortgages and endorse the Mortgage Notes as the Trustee shall request at the Trust's expense.

Section 13. Examination of Custodial Files.

                  Upon reasonable prior notice to the Custodian, the Trustee and its agents, accountants, attorneys and auditors will be permitted during normal business hours to examine the Custodial Files, documents, records and other papers in the possession of or under the control of the Custodian relating to any or all of the Mortgage Loans in any Mortgage Loan Package.

Section 14. Insurance of Custodian.

                  At its own expense, the Custodian shall maintain at all times during the existence of this Agreement and keep in full force and effect fidelity insurance, theft of documents insurance, forgery insurance and errors and omissions insurance. All such insurance shall be in amounts, with standard coverage and subject to deductibles, all as is customary for insurance typically maintained by banks which act as custodian. The minimum coverage under any such bond and insurance policies shall be at least equal to the corresponding amounts required by Fannie Mae in the Fannie Mae Mortgage-Backed Securities Selling and Servicing Guide or by Freddie Mac in the Freddie Mac Seller's & Servicer's Guide. A certificate of the respective insurer as to each such policy, with a copy of such policy attached, shall be furnished to the Purchaser and the Trustee upon request.

Section 15. Counterparts.

                  For the purpose of facilitating the execution of this Agreement as herein provided and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute and be one and the same instrument.

Section 16. Reserved.

Section 17. Governing Law.

                  This Agreement shall be construed in accordance with the laws of the State of New York, and the obligations, rights, and remedies of the parties hereunder shall be determined in accordance with the substantive laws of the State of New York (without regard to conflicts of laws principles), except to the extent preempted by federal law.

Section 18. Copies of Mortgage Documents.

                  Upon the request of the Trust or the Servicer and at the cost and expense of the Purchaser, the Custodian shall provide the Trustee, the Purchaser or the Servicer, as applicable, with copies of the Mortgage Notes, Mortgages, Assignments of Mortgage and other documents relating to one or more of the Mortgage Loans.

Section 19. No Adverse Interest of Custodian.

                  By execution of this Agreement, the Custodian represents and warrants that it currently holds, and during the existence of this Agreement shall hold, no adverse interest, by way of security or otherwise, in any Mortgage Loan, and hereby waives and releases any such interest which it may have in any Mortgage Loan as of the date hereof.

Section 20. Termination by Custodian.

                  The Custodian may terminate its obligations under this Agreement upon at least 60 days notice to the Trustee, the Master Servicer, the Securities Administrator and the Servicer. In the event of such termination, the Trustee shall appoint a successor Custodian, which successor Custodian shall be an FHA Approved Mortgagee and a VA Approved Lender. The payment of such successor Custodian's fees and expenses shall be solely the responsibility of the Securities Administrator. Upon such appointment, the Custodian shall promptly transfer to the successor Custodian, as directed, all Custodial Files being administered under this Agreement. In the event that no successor Custodian shall have been appointed and shall have accepted such appointment before the expiration of such 60 day notice period, the terminating Custodian may petition any court of competent jurisdiction to appoint a successor.

Section 21. Entire Agreement; Severability.

                  This Agreement contains the entire agreement with respect to the rights and obligations of the Custodian among the Purchaser, the Servicer, the Trustee and the Custodian. If any provisions of this Custodial Agreement shall be held invalid or unenforceable, this Agreement shall be construed as if not containing such provisions, and the rights and obligations of the parties hereto shall be construed and enforced accordingly.

Section 22. Term of Agreement.

                  Unless terminated pursuant to Section 11 or Section 20 hereof, this Agreement shall terminate upon the last to occur of (i) the final payment or other liquidation (or advance with respect thereto) of the last Mortgage Loan, (ii) the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan, or (iii) the final remittance of all funds due to the Purchaser under the Sale and Servicing Agreements. In such event the Trustee shall notify the Custodian of such termination in writing and all documents remaining in the Custodial Files shall be released in accordance with the written instructions of the Trustee.

Section 23. Notices.

                  All demands, notices and communications hereunder shall be in writing (and if to the Custodian, marked with reference number MS064C and shall be deemed to have been duly given if mailed, by registered or certified mail, return receipt requested, or, if by other means, when received by the recipient party at the address shown on the first page hereof, or at such other addresses as may hereafter be furnished to the other parties by like notice. Any communications permitted to be delivered electronically via electronic transmission to the Purchaser shall be sent to conduitops @morganstanley.com, or such other e-mail address as may hereafter be furnished to the Custodian in writing. Any such demand, notice or communication hereunder shall be deemed to have been received on the date delivered to or received at the premises of the addressee (as evidenced, in the case of registered or certified mail, by the date noted on the return receipt).

Section 24. Successors and Assigns.

                  This Agreement shall inure to the benefit of the successors and assigns of the parties hereto; provided that the Custodian shall not assign this Agreement without the prior written consent of the Purchaser.

Section 25. Indemnification.

                  In the event that the Custodian fails to produce a Mortgage Note, Assignment of Mortgage or any other document related to a Mortgage Loan that was in its possession pursuant to Section 2 within five (5) Business Days after required or requested by the Trustee or the Servicer, and provided, that
(i) Custodian previously delivered to the Purchaser or the Trustee a Trust Receipt with respect to such document; (ii) such document is not outstanding pursuant to a Request for Release; and (iii) such document was held by the Custodian on behalf of the Purchaser (a "Custodial Delivery Failure"), then the Custodian shall (a) with respect to any missing Mortgage Note, promptly deliver to the Purchaser, the Trustee or the Servicer upon request, a Lost Note Affidavit in the form of Exhibit 5 annexed hereto and (b) with respect to any missing document related to such Mortgage Loan including but not limited to, a missing Mortgage Note, indemnify the Purchaser, the Trustee or the Servicer in accordance with the succeeding paragraph of this Section 25.

                  The Custodian agrees to indemnify and hold the Purchaser, the Trustee, the Servicer and their respective employees, officers, directors and agents harmless against any and all direct liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements, including reasonable attorney's fees, that may be imposed on, incurred by, or asserted against it or them in any way relating to or arising out of such Custodial Delivery Failure. The foregoing indemnification shall survive any termination or assignment of this Custodial Agreement or the removal or resignation of the Custodian hereunder.

Section 26. Indemnification of Custodian.

                  Except as set forth in Section 25, neither the Custodian nor any of its directors, officers, agents or employees, shall be liable to any Person for any action taken or omitted to be taken by it or them hereunder or in connection herewith in good faith and believed by it or them to be within the purview of this Custodial Agreement, except for a breach of its obligations hereunder, which breach was caused by its or their own negligence, lack of good faith or willful misconduct. In no event shall the Custodian or its directors, officers, agents and employees be held liable to any Person for any special, indirect or consequential damages resulting from any action taken or omitted to be taken by it or them hereunder or in connection herewith even if advised of the possibility of such damages.

                  The Trustee on behalf of the Trust agrees to indemnify and hold the Custodian and its directors, officers, agents and employees harmless against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever, including reasonable attorney's fees, that may be imposed on, incurred by, or asserted against it or them in any way relating to or arising out of this Custodial Agreement or any action taken or not taken by it or them hereunder except for such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements were imposed on, incurred by or asserted against the Custodian because of the breach by the Custodian of its obligations hereunder, which breach was caused by negligence, lack of good faith or willful misconduct on the part of the Custodian or any of its directors, officers, agents or employees. The foregoing indemnification shall survive any termination or assignment of this Custodial Agreement or the removal or resignation of the Custodian hereunder.

Section 27. Reliance of Custodian.

                  (a) In the absence of bad faith on the part of the Custodian, the Custodian may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificate or opinion furnished to the Custodian, believed by the Custodian to have been signed or presented by an Authorized Representative and conforming in form only to the requirements of this Custodial Agreement; but in the case of any certificate or opinion which by any provision hereof is specifically required to be furnished to the Custodian, the Custodian shall be under a duty to examine the same in accordance with the requirements of this Custodial Agreement.

                  (b) In the absence of bad faith on the part of the Custodian, the Custodian may rely upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, coupon or any other communication believed by the Custodian to be genuine and to have been signed or made by an Authorized Representative.

                  (c) This Section shall not be construed to limit the effect of any provision of this Custodial Agreement respecting the rights or remedies of the Custodian or any other right of the Custodian.

                  (d) In order to comply with laws, rules and regulations applicable to banking institutions, including those relating to the funding of terrorist activities and money laundering, the Custodian is required to obtain, verify and record certain information relating to individuals and entities which maintain a business relationship with the Custodian. Accordingly, each of the parties agrees to provide to the Custodian upon its request from time to time such party's complete name, address, tax identification number and such other identifying information together with copies of such party's constituting documentation, securities disclosure documentation and such other identifying documentation as may be available for such party.

Section 28. Obligations of the Custodian With Respect to the Trust Receipt.

                  (a) Each Trust Receipt, upon initial issuance or reissuance, shall be dated the date of such issuance or reissuance and shall evidence the receipt and possession by the Custodian on behalf of the Trust of the Trust Receipt of the Mortgage Files and the Trust's right to possess those Mortgage Files. The Custodian shall treat the person or entity in whose name the Trust Receipt is registered as the person or entity entitled to possession of the Mortgage Files evidenced by such Trust Receipt for all purposes whatsoever, subject to the terms of this Agreement, and the Custodian shall not be affected by notice of any facts to the contrary. No Trust Receipt shall be valid for any purpose unless substantially in the form set forth in Exhibit 2 to this Agreement and executed by manual signature of an Authorized Representative of the Custodian. Such signature upon any Trust Receipt shall be conclusive evidence, and the only evidence, that such Trust Receipt has been duly delivered under this Agreement. Trust Receipts bearing the manual signatures of individuals who were, at the time when such signatures were affixed, Authorized Representatives of the Custodian shall bind the Custodian, notwithstanding that such individuals have ceased to be so authorized prior to the delivery of those Trust Receipts. Each Trust Receipt shall have attached thereto a Mortgage Loan Schedule and Exception Report with respect to the applicable Mortgage Loans. Any transferee or assignee of the Trust Receipt shall succeed to all the rights of the Trust under this Agreement with respect to such Trust Receipt and the related Mortgage Loans upon notice to the Custodian and delivery to the Custodian of the appropriate evidence of such transfer and assignment.

                  (b) The Trust may transfer its interest in the Mortgage Files covered by any Trust Receipt by delivering to the transferee (the "Transferee") such Trust Receipt, together with an appropriate notice to the Custodian in the form of Exhibit 9 hereto (the "Notice to the Custodian"). Within five Business Days of receipt of the Notice to the Custodian and receipt by the Custodian of the Trust Receipt from the Transferee, the Custodian shall deliver, in accordance with the written instructions of the Transferee, a Trust Receipt issued in the name of the Transferee and to the place indicated in any such written direction from the Transferee. Upon receipt of the Notice to the Custodian from the Trustee, the Custodian shall change its records to reflect that such Transferee is the owner of the Mortgage Files.

                  (c) In the event that (i) any mutilated Trust Receipt is surrendered to the Custodian, or the Custodian receives evidence to its satisfaction of the destruction, loss or theft of any Trust Receipt and (ii) there is delivered to the Custodian such security or indemnity as may be required by it to save it harmless, then, in the absence of notice to the Custodian that such Trust Receipt has been acquired by a bona fide purchaser, the Custodian shall execute and deliver a new Trust Receipt to the Trustee in exchange for or in lieu of any such mutilated, lost or stolen Trust Receipt.

                  (d) Simultaneously with the relinquishment of a Trust Receipt to the Custodian by the Trustee and the delivery by the Custodian of the related Mortgage Files to the Servicer or the Trustee or a designee of the Trust, the Trust Receipt shall be canceled and the related Mortgage Files will no longer be subject to this Agreement.

Section 29. Transmission of Custodial Files.

                  Written instructions as to the method of shipment and shipper(s) the Custodian is directed to utilize in connection with transmission of mortgage files and loan documents in the performance of the Custodian's duties hereunder shall be delivered by the Servicer to the Custodian prior to any shipment of any mortgage files and loan document hereunder at the cost and expense of the Purchaser and the Purchaser will maintain such insurance against loss or damage to mortgage files and loan documents as the Purchaser deems appropriate. Without limiting the generality of the provisions of Sections 25 and 26 above, it is expressly agreed that in no event shall the Custodian have any liability for any losses or damages to any person, including, without limitation, the Servicer, arising out of actions of the Custodian consistent with instructions of the Servicer. In the event the Custodian does not receive such written instructions, the Custodian may utilize any nationally recognized courier service and shall be indemnified as provided herein for such usage.

Section 30. Authorized Representatives.

                  Each individual designated as an authorized representative of the Custodian, the Purchaser, the Master Servicer, the Trustee, the Securities Administrator and the Servicer, respectively (an "Authorized Representative"), is authorized to give and receive notices, requests and instructions and to deliver certificates and documents in connection with this Custodial Agreement on behalf of the Custodian or the Purchaser, as the case may be, and the specimen signature for each such Authorized Representative of the Custodian, each such Authorized Representative of the Purchaser and each such Authorized Representative of the Servicer, initially authorized hereunder, is set forth on Exhibits 6, 7 and 8 hereof, respectively. From time to time, the Custodian, the Purchaser and the Servicers may, by delivering to the others a revised exhibit, change the information previously given pursuant to this Section 30, but each of the parties hereto shall be entitled to rely conclusively on the then current exhibit until receipt of a superseding exhibit.

Section 31. Reproduction of Documents.

                  This Custodial Agreement and all documents relating thereto except with respect to the Custodial File, including, without limitation, (a) consents, waivers and modifications which may hereafter be executed, and (b) certificates and other information previously or hereafter furnished, may be reproduced by any photographic, photostatic, microfilm, microcard, miniature photographic or other similar process. The parties agree that any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding, whether or not the original is in existence and whether or not such reproduction was made by a party in the regular course of business, and that any enlargement, facsimile or further reproduction of such reproduction shall likewise be admissible in evidence.

Section 32. Compliance with Regulation AB

                  The Purchaser, the Servicer, the Trustee, the Master Servicer, the Securities Administrator and the Custodian further agree as follows:

                  32.01: Defined Terms: The following terms are used in this
Section 32 as defined below:

                  Commission: The United States Securities and Exchange Commission.

                  Determination Date: The 15th day (or, if such 15th day is not a Business Day, the following Business Day) of each month.

                  Exchange Act. The Securities Exchange Act of 1934, as amended.

                  Regulation AB: Subpart 229.1100 - Asset Backed Securities (Regulation AB), 17 C.F.R. ss.ss.229.1100-229.1123, as such may be amended from time to time, and subject to such clarification and interpretation as have been provided by the Commission in the adopting release (Asset-Backed Securities, Securities Act Release No. 33-8518, 70 Fed. Reg. 1,506, 1,531 (Jan. 7, 2005)) or by the staff of the Commission, or as may be provided by the Commission or its staff from time to time.

                  Securities Act:  The Securities Act of 1933, as amended.

                  Securitization Transaction. Any transaction involving either
(1) a sale or other transfer of some or all of the Mortgage Loans directly or indirectly to an issuing entity in connection with an issuance of publicly offered or privately placed, rated or unrated mortgage-backed securities or
(2) an issuance of publicly offered or privately placed, rated or unrated securities, the payments on which are determined primarily by reference to one or more portfolios of residential mortgage loans consisting, in whole or in part, of some or all of the Mortgage Loans.

                  Servicing Criteria: The "servicing criteria" set forth in
Item 1122(d) of Regulation AB, as such may be amended from time to time with respect to the maintenance of pool collateral and safeguarding of pool assets and documents.

                  32.02 Intent of the Parties; Reasonableness.

                  The parties hereto acknowledge and agree that the purpose of this Section 32 is to facilitate compliance by the Purchaser with the provisions of Regulation AB and related rules and regulations of the Commission. The Purchaser shall not exercise its right to request delivery of information or other performance under these provisions other than in good faith, or for purposes other than compliance with the Securities Act, the Exchange Act and the rules and regulations of the Commission under the Securities Act and the Exchange Act. Each of the parties hereto acknowledges that interpretations of the requirements of Regulation AB may change over time, whether due to interpretive guidance provided by the Commission or its staff, consensus among participants in the mortgage-backed securities markets, advice of counsel, or otherwise, and agrees to comply with reasonable requests made by the Purchaser in good faith for delivery of information within the scope of the Custodian's ordinary course of business under these provisions on the basis of evolving interpretations of Regulation AB, provided, however that if extraordinary measures are required to provide information reasonably determined by the Custodian to be outside the Custodian's ordinary course of business, the reasonable costs of such compliance will be borne by the Purchaser, so long as the Custodian provides prior notice to the Purchaser. The Custodian shall cooperate reasonably with the Purchaser to deliver to the Purchaser (including any of its assignees or designees), any and all disclosure, statements, reports, certifications, records and any other information necessary in the reasonable, good faith determination of the Purchaser to permit the Purchaser to comply with the provisions of Regulation AB.

                  32.03: Additional Representations and Warranties of the Custodian.

                  (a) The Custodian shall be deemed to represent to the Purchaser as of the date hereof and on each date on which information is provided to the Purchaser under Section 32.03 that, except as disclosed in writing to the Purchaser prior to such date: (i) the Custodian is in compliance with all of the requirements set forth in Section 28 hereof; (ii) there are no material legal or governmental proceedings pending (or known to be contemplated) against it of the type described in Item 1117 of Regulation AB; and (iii) there are no affiliations or, with respect to the Purchaser, Depositor or the Trust, any relationships of the type described in Item 1119 of Regulation AB relating to the Custodian with respect to the Purchaser or any sponsor, issuing entity, servicer, trustee, originator, significant obligor, enhancement or support provider or other material transaction party (as such terms are used in Regulation AB) relating to the Securitization Transaction contemplated by the Agreement, as identified by the Purchaser to the Custodian in writing as of the Closing Date (each, a "Transaction Party").

                  (b) If so requested by the Purchaser, on or before March 15 of each calendar year and as needed, commencing in 2007, the Custodian shall, within five Business Days following such request, confirm in writing the accuracy of the representations and warranties set forth in paragraph (a) of this Section or, if any such representation and warranty is not accurate as of the date of such confirmation, provide reasonably adequate disclosure of the pertinent facts, in writing, to the requesting party. Any such request from the Purchaser shall not be given more than once each calendar quarter, unless the Purchaser shall have a reasonable basis for a determination that any of the representations and warranties may not be accurate.

                  32.04: Additional Information to Be Provided by the
Custodian.

                  For so long as the Trust is subject to Exchange
Act reporting requirements, for the purpose of satisfying the Depositor's reporting obligation under the Exchange Act with respect to any class of Certificates, the Custodian shall (a) notify the Depositor, the Master Servicer and the Securities Administrator in writing of (i) any material litigation or governmental proceedings pending against the Custodian (including any such proceedings known to be contemplated by governmental authorities) that would be material to Certificateholders, and (ii) upon the request of the Depositor, the Master Servicer or the Securities Administrator, any affiliation, relationships or transactions relating to the Custodian with respect to the Depositor or other transaction parties identified to the Custodian in such request and (b) provide to the Depositor, the Master Servicer and the Securities Administrator a written description thereof. Any notices and descriptions required under this Section 32.04 shall be given no later than five Business Days prior to the Determination Date in the month following the month in which the Custodian has received such request.

                  32.05: Report on Assessment of Compliance and Attestation.

                  (a) For so long as the Purchaser or the Master
Servicer, as applicable, is filing an annual report on Form 10-K in accordance with the Exchange Act and the rules and regulations of the Commission, on or before March 15 of each calendar year, commencing in 2007, the Custodian shall:

                  (1) deliver to the Purchaser and the Master Servicer a report regarding the Custodian's assessment of compliance with the Servicing Criteria during the immediately preceding calendar year. Such report shall be signed by an authorized officer of the Custodian, and shall address each of the Servicing Criteria specified on Exhibit 11 hereto. The Custodian hereby acknowledges that such report will be relied upon as if it were addressed to the Purchaser and Master Servicer; and

                  (2) deliver to the Purchaser and the Master Servicer a report of a registered public accounting firm that attests to, and reports on, the assessment of compliance made by the Custodian and delivered pursuant to the preceding paragraph. Such attestation shall be in accordance with applicable provisions of Regulation AB.

                  32.06: Indemnification

                  (a) The Custodian shall indemnify the Depositor, each affiliate of the Depositor, the Master Servicer and each Person who controls any of such parties (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act); and the respective directors, officers, and employees of each of the foregoing (each, an "Indemnified Party"), and shall hold each of them harmless from and against any losses, damages, penalties, fines, forfeitures, legal fees and expenses and related costs, judgments, and any other costs, fees and expenses that any of them may sustain directly relating to:

                 (i) (A) any untrue statement of a material fact contained or alleged to be contained in any information, compliance assessment or other material provided under Section 32.04 or 32.05 by or on behalf of the Custodian (collectively, the "Custodian Information"), or (B) the omission or alleged omission to state in the Custodian Information a material fact required to be stated in the Custodian Information or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; or

                 (ii) any failure by the Custodian to deliver or cause to be delivered any information, report, certification, accountants' attestation or other material when and as required under Section 32.04 or 32.05; or

                 (iii) the negligence, bad faith or willful misconduct of the Custodian in the performance of its obligations under Section 32.04 or 32.05.

                  If the indemnification provided for herein is unavailable or insufficient to hold harmless an Indemnified Party, then the Custodian agrees that it shall contribute to the amount paid or payable by such Indemnified Party as a result of any claims, losses, damages or liabilities incurred by such Indemnified Party in such proportion as is appropriate to reflect the relative fault of such Indemnified Party on the one hand and the Custodian on the other.

                   (b) In the case of any failure of performance described in clause (a) of this Subsection 32.06, the Custodian shall promptly reimburse the Purchaser, any Depositor, as applicable, and each Person responsible for the preparation, execution or filing of any report required to be filed with the Commission with respect to such Securitization Transaction, or for execution of a certification pursuant to Rule 13a-14(d) or Rule 15d-14(d) under the Exchange Act with respect to such Securitization Transaction, for all costs reasonably incurred by each such party in order to obtain the information, report, certification, accountants' letter or other material not delivered as required by the Custodian, any Subservicer, or any Subcontractor.

                  This indemnification shall survive the termination of this Agreement or the termination of any party to this Agreement

Section 33. Waiver of Trial by Jury.

                  THE SERVICER, THE CUSTODIAN AND THE PURCHASER EACH KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY OF ANY DISPUTE ARISING UNDER OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

Section 34. Submission To Jurisdiction; Waivers.

                  Each of the Servicers, the Custodian and the Purchaser hereby irrevocably and unconditionally:

                  (A) SUBMITS FOR ITSELF AND ITS PROPERTY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT, OR FOR RECOGNITION AND ENFORCEMENT OF ANY JUDGMENT IN RESPECT THEREOF, TO THE NON-EXCLUSIVE GENERAL JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK, THE FEDERAL COURTS OF THE UNITED STATES OF AMERICA FOR THE SOUTHERN DISTRICT OF NEW YORK, AND APPELLATE COURTS FROM ANY THEREOF;

                  (B) CONSENTS THAT ANY SUCH ACTION OR PROCEEDING MAY BE BROUGHT IN SUCH COURTS AND, TO THE EXTENT PERMITTED BY LAW, WAIVES ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH ACTION OR PROCEEDING IN ANY SUCH COURT OR THAT SUCH ACTION OR PROCEEDING WAS BROUGHT IN AN INCONVENIENT COURT AND AGREES NOT TO PLEAD OR CLAIM THE SAME;

                  (C) AGREES THAT SERVICE OF PROCESS IN ANY SUCH ACTION OR PROCEEDING MAY BE EFFECTED BY MAILING A COPY THEREOF BY REGISTERED OR CERTIFIED MAIL (OR ANY SUBSTANTIALLY SIMILAR FORM OF MAIL), POSTAGE PREPAID, TO ITS ADDRESS SET FORTH HEREIN OR AT SUCH OTHER ADDRESS OF WHICH THE PURCHASER SHALL HAVE BEEN NOTIFIED; AND (D) AGREES THAT NOTHING HEREIN SHALL AFFECT THE RIGHT TO EFFECT SERVICE OF PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR SHALL LIMIT THE RIGHT TO SUE IN ANY OTHER JURISDICTION.

                           [SIGNATURE PAGE FOLLOWS]

                  IN WITNESS WHEREOF, the parties hereto have executed this Agreement by their duly authorized officers as of the date first above written.


                                      MORGAN STANLEY MORTGAGE CAPITAL INC.,
                                      as Purchaser


                                      By: /s/ Valerie Kay
                                         -------------------------------------
                                         Name:   Valerie Kay
                                         Title:  VP



                                      GMAC MORTGAGE CORPORATION,
                                      as Servicer


                                      By: /s/ Wesley B. Howland
                                         -------------------------------------
                                         Name:   Wesley B. Howland
                                         Title:  VP



                                      DEUTSCHE BANK TRUST COMPANY AMERICAS
                                      as Custodian


                                      By: /s/ Christopher Corcoran
                                         -------------------------------------
                                         Name:   Christopher Corcoran
                                         Title:  VP


                                      By: /s/ Darlene Hagan
                                         -------------------------------------
                                         Name:   Darlene Hagan
                                         Title:  Authorized Signee

                                      LASALLE BANK NATIONAL ASSOCIATION,
                                      as Trustee of Morgan Stanley Mortgage
                                      Loan Trust 2006-11


                                      By: /s/ Rita Lopez
                                          -------------------------------------
                                          Name:   Rita Lopez
                                          Title:  VP



                                      WELLS FARGO BANK, NATIONAL ASSOCIATION,
                                      as Master Servicer


                                      By: /s/ Patricia Russo
                                          -------------------------------------
                                          Name:   Patricia Russo
                                          Title:  VP



                                      WELLS FARGO BANK, NATIONAL ASSOCIATION,
                                      as Securities Administrator


                                      By: /s/ Patricia Russo
                                          -------------------------------------
                                          Name:  Patricia Russo
                                          Title: VP

                                   EXHIBIT 1
                                   ---------

                               REVIEW PROCEDURES
                               -----------------

                  This Exhibit 1 sets forth the Custodian's review procedures for each item listed below delivered by the Purchaser or its designee pursuant to the Custodial Agreement, dated as of July 1, 2006 (the "Agreement"), among Morgan Stanley Mortgage Capital Inc., GMAC Mortgage Corporation, LaSalle Bank National Association, Wells Fargo Bank, National Association, as Master Servicer and Securities Administrator, and Deutsche Bank Trust Company Americas to which this Exhibit is attached. Capitalized terms used herein and not defined herein shall have the meanings ascribed to them in the Agreement.

            a) the Mortgage Note and the Mortgage each appear to bear an original signature or signatures purporting to be the signature or signatures of the Person or Persons named as the maker and Mortgagor or grantor, or in the case of copies of the Mortgage permitted under Section 2 of the Agreement, that such copies bear a reproduction of such signature;

            b) amount of the Mortgage Note is the same as the amount specified on the related Mortgage;

            c)    the mortgagee is the same as the payee on the Mortgage Note;

            d) the Mortgage contains a legal description other than address, city and state (however, the Custodian shall have no responsibility with respect to the accuracy of such legal description);

            e) the notary section (acknowledgment) is present and attached to the related Mortgage and is signed;

            f) neither the original Mortgage Note, nor the copy of the Mortgage delivered pursuant to the Agreement, nor the original Assignment of Mortgage contain any notations on their face which appear in the good faith judgment of the Custodian to evidence any claims, liens, security interests, encumbrances or restrictions on transfer;

            g) the Mortgage Note is endorsed in blank by the named holder or payee thereof;

            h) each original Assignment of Mortgage and any intervening assignment of mortgage, if applicable, appears to bear the original signature of the named mortgagee or beneficiary including any subsequent assignors, as applicable, or in the case of copies permitted under Section 2, that such copies appear to bear a reproduction of such signature or signatures and the officer's certificate of the Seller, or certification of the title company, escrow agent or closing attorney accompanying such copies appears to bear an original signature or a reproduction of such signature, and the intervening assignments of mortgage evidence a complete chain of assignment and transfer of the related Mortgage from the


                                   Exh. 1-1
                  originating Person to the borrower (or, in the case of a MERS Designated Mortgage Loan, MERS);

            i) the date of each intervening assignment is on or after the date of the related Mortgage and/or the immediately preceding assignment, as the case may be;

            j) the notary section (acknowledgment) is present and attached to each intervening assignment and is signed;

            k) based upon a review of the Mortgage Note (and, in the case of a MERS Designated Mortgage Loan and item (36), the MERS Report), items (1), (2), (3), (10), (13), (16), (17), (24),
                  (29), (33), (34) and (36) as set forth in the Mortgage Loan Schedule delivered to the Custodian are correct;

            l) with respect to each Mortgage Loan that is not a Co-op Loan, the original mortgagee policy of title insurance or, in the event such original title policy is unavailable, a certified true copy of the related policy binder or commitment for title certified to be true and complete by the title insurance company contains the correct Mortgagor(s) name and a legal description (however, the Custodian shall have no responsibility to verify the correctness or sufficiency of such legal description), and the insured amount is no less than the amount specified on the related Mortgage; and

            m)    with respect to each Co-op Loan, the Custodian has received
                  (i) a copy of the Co-op Lease and the assignment of such Co-op Lease, with all intervening assignments showing a complete chain of title and an assignment thereof by Seller;
                  (ii) the stock certificate together with an undated stock power relating to such stock certificate executed in blank; and (iii) if applicable, a filed UCC-3 Assignment of the subject security interest showing a complete chain of title, together with an executed UCC-3 Assignment of such security interest by the Seller.


                                   Exh. 1-2

                                   EXHIBIT 2
                                   ---------

                             FORM OF TRUST RECEIPT
                             ---------------------


                                                        ______________________
                                       [No later than 11:00 a.m. New York City
                                                     time on the Closing Date]


Morgan Stanley Mortgage Capital Inc.
1633 Broadway
New York, New York  10019
Attention: Whole Loan Operations Manager

Wells Fargo Bank, National Association
9062 Old Annapolis Road
Columbia, Maryland 21045

LaSalle Bank National Association
135 South LaSalle Street, Suite 1625
Chicago, Illinois 60603
Attn: Global Securities and Trust Services MSM 2006-11


            Re: The Custodial Agreement, dated as of July 1, 2006 (the "Agreement"), among Morgan Stanley Mortgage Capital Inc. as the Purchaser, GMAC Mortgage Corporation as the Servicer, LaSalle Bank National Association as the Trustee, Wells Fargo Bank, National Association as the Master Servicer and the Securities Administrator, and Deutsche Bank Trust Company Americas as the Custodian.

Ladies and Gentlemen:

         In accordance with the provisions of Section 5 of the above-referenced Custodial Agreement, the undersigned, as the Custodian, hereby certifies that as to each Mortgage Loan listed in the related Mortgage Loan Schedule (other than any Mortgage Loan paid in full or any Mortgage Loan listed on the Exception Report attached hereto) it has reviewed the Custodial Files and has determined that (i) all documents required to be delivered to it pursuant to the Custodial Agreement are in its possession; (ii) such documents have been reviewed by it and appear regular on their face and related to such Mortgage Loan; (iii) each Custodial File has been reviewed in accordance with the review procedures set forth in Exhibit 1 to the Custodial Agreement; (iv) each Mortgage Note (except with respect to MERS Designated Mortgage Loans) has been endorsed as provided in Section 2 of the Custodial Agreement, (v) with respect to each MERS Designated Mortgage Loan, the MIN Number for that Mortgage Loan conforms to the one set forth on the schedule provided to the Custodian; and (vi) the Custodian is holding each Mortgage Loan identified on the related Mortgage Loan Schedule pursuant to the Custodial Agreement, as the bailee of and custodian for the Trustee on behalf of the Trust. The Custodian makes no representations as to: (i) the validity, legality, sufficiency, enforceability or


                                   Exh. 2-1
genuineness of any of the documents contained in each Mortgage File of any of the Mortgage Loans identified on the Mortgage Loan Schedule, or (ii) the collectability, insurability, perfection, priority, effectiveness or suitability of any such Mortgage Loan. Notwithstanding anything herein to the contrary, the Custodian has made no determination and makes no representations as to whether (i) any endorsement is sufficient to transfer all right, title and interest of the party so endorsing, as Noteholder or assignee thereof, in and to that Mortgage Note or (ii) any assignment is in recordable form or sufficient to effect the assignment of and transfer to the assignee thereof, under the Mortgage to which the assignment relates.


                  Capitalized terms used herein shall have the meaning ascribed to them in the Custodial Agreement.

                                  DEUTSCHE BANK TRUST COMPANY AMERICAS,
                                  as Custodian


                                  By:  _______________________________________
                                       Name:
                                       Title:



                                   Exh. 2-2

                                   EXHIBIT 3
                                   ---------


             FORM OF REQUEST FOR RELEASE OF DOCUMENTS AND RECEIPT
             ----------------------------------------------------

To:  [Address]

            Re: The Custodial Agreement, dated as of July 1, 2006 (the "Agreement"), among Morgan Stanley Mortgage Capital Inc., as the Purchaser, GMAC Mortgage Corporation, as the Servicer, LaSalle Bank National Association, as the Trustee, Wells Fargo Bank, National Association, as the Master Servicer and the Securities Administrator, and Deutsche Bank Trust Company Americas, as the Custodian.


                  In connection with the administration of certain of the Mortgage Loans held by you as the Custodian on behalf of the Trust for which we are acting as a servicer (the "Servicer"), we request the release, and acknowledge receipt, of the (Custodial File/[specify documents]) for the Mortgage Loan described below, for the reason indicated.

Mortgagor's Name Address & Zip Code:

Mortgage Loan Number:

MERS Identification Number  (if applicable):

Send Custodial File to:



Reason for Requesting Documents (check one)

__1. Mortgage Loan Paid in Full. (The Servicer hereby certifies that all amounts received in connection therewith have been credited as provided in the applicable Servicing
            Agreement.)

__2.        Mortgage Loan Repurchase Pursuant to the applicable
            Purchase Agreement. (The Servicer hereby certifies that the repurchase price has been credited to the appropriate account held for the Trustee under the applicable Servicing Agreement as provided in such Servicing Agreement.)

__3. Mortgage Loan Liquidated By _____________ (The Servicer hereby certifies that all proceeds of foreclosure, insurance, condemnation or other liquidation have been finally received and credited to the appropriate account held for the Trustee under the applicable Servicing Agreement as provided in such Servicing Agreement.)

__4.        Mortgage Loan in Foreclosure


                                   Exh. 3-1

__5.        Other (explain) ____________________________


                  If box 1, 2 or 3 above is checked, and if all or part of the Custodial File was previously released to us, please release to us our previous request and receipt on file with you, as well as any additional documents in your possession relating to the specified Mortgage Loan.

                  If box 4 or 5 above is checked, upon our return of all of the above documents to you as the Custodian, please acknowledge your receipt by signing in the space indicated below, and returning this form if requested.

                  Capitalized terms used herein shall have the meaning ascribed to them in the Custodial Agreement.


                                       [____________________________]
                                       (Servicer)


                                       By: ___________________________________
                                           Name:
                                           Title:
                                           Date:



                                   Exh. 3-2

                                   EXHIBIT 4
                                   ---------

                  FORM OF OPINION OF COUNSEL TO THE CUSTODIAN
                  -------------------------------------------



                                    (Date)



Morgan Stanley Mortgage Capital Inc.
1221 Avenue of the Americas, 27th Floor
New York, New York 10020

LaSalle Bank National Association
135 South LaSalle Street, Suite 1625
Chicago, Illinois 60603
Attn: Global Securities and Trust Services MSM 2006-11

Ladies and Gentlemen:

                  We have acted as counsel to Deutsche Bank Trust Company Americas (the "Custodian") in connection with the execution and delivery of that certain Custodial Agreement, dated as of July 1, 2006 (the "Agreement"), among you, as the Purchaser, GMAC Mortgage Corporation, as the Servicer, LaSalle Bank National Association, as the Trustee, Wells Fargo Bank, National Association, as the Master Servicer and Securities Administrator and Deutsche Bank Trust Company Americas as the Custodian with respect to certain conventional residential Mortgage Loans.

                  We have reviewed the Agreement and such other matters as we have deemed appropriate in order to deliver the opinions contained herein.

                  In rendering the opinions expressed below, we have assumed, without any independent investigation or verification of any kind, that you are duly organized, validly existing and in good standing under the laws of the respective jurisdiction of incorporation and have full power and authority to execute, deliver and perform the Agreement, and that the execution, delivery and performance of the Agreement by you has been duly authorized by all requisite corporate action on the part of you and has been duly executed and delivered by you.

                  Based upon the foregoing, it is our opinion that:

                  1. The Custodian is a banking corporation, duly organized, validly existing and in good standing under the laws of the State of New York with full right, power and authority to enter into, execute and deliver the Agreement. The Custodian is eligible to act as custodian under the terms of the Agreement.

                  2. The Agreement has been duly authorized, executed and delivered by the Custodian and constitutes the legal, valid and binding agreement of and is enforceable against


                                   Exh. 4-1
the Custodian in accordance with its terms, subject to bankruptcy laws and other similar laws of general application affecting rights of creditors and subject to the application of the rules of equity, including those respecting the availability of specific performance.

                  [We are members of the Bar of the State of ___________. We do not express herein any opinion as to matters governed by any law other than the law of the State of ___________, the laws of the State of __________ applicable to ___________ corporations and the federal law of the United States of America.]

                  This opinion is given to you for your sole benefit, and no other person or entity is entitled to rely hereon, except that the purchaser or purchasers to which you initially and directly resell the Mortgage Loans may rely on this opinion as if it were addressed to them as of its date.


                                        Very truly yours,






                                   Exh. 4-2

                                   EXHIBIT 5
                                   ---------

                          FORM OF LOST NOTE AFFIDAVIT
                          ---------------------------


                  I, as _________________________ (title) of Deutsche Bank
Trust Company Americas (the "Custodian"), am authorized to make this Lost Note Affidavit on behalf of Deutsche Bank Trust Company Americas. In connection with the administration of the Mortgage Loans held by Deutsche Bank Trust Company Americas as Custodian on behalf of ____________ ("____") or the Trust of such mortgage loans, as the case may be (the "Investor"), I (hereinafter called "Deponent"), being duly sworn, depose and say that:

                  1. Custodian's address is:

                  [CUSTODIAN'S Address]

                  2. Custodian previously delivered to the Investor a signed Trust Receipt with respect to the Mortgage Note referred to below;

                  3. Such Mortgage Note was endorsed or sold to the Investor by _________________________ pursuant to the terms and provisions of a ____________________ Agreement dated and effective as of _________ ______,
____;

                  4. Such Mortgage Note is not outstanding pursuant to a Request for Release of Documents;

                  5. Such Mortgage Note (hereinafter called the "Original") has been lost;

                  6. Deponent has made or has caused to be made diligent search for Original and has been unable to find or recover same;

                  7. The Custodian was the Custodian of the Original at the time of loss; and

                  8. Deponent agrees that, if the Original should ever come into Custodian's possession, custody or power, Custodian will immediately and without consideration surrender Original to the Investor.

                  9. Attached hereto is a true and correct copy of the (i) Mortgage Note, endorsed in blank by the Mortgagee, and (ii) [Mortgage][Deed of Trust] with evidence of recording thereon which secures the Mortgage Note.

                  10. Deponent hereby agrees that the Custodian shall indemnify and hold harmless the Purchaser, the Trust, the Servicer of the related Mortgage Loan and their respective employees, officers, directors and agents against any loss, liability or damage, including reasonable attorney's fees, resulting from the unavailability of the Mortgage Note, including but not limited to any loss, liability or damage arising from (i) any false statement contained in this Lost Note Affidavit, (ii) any claim of any party that it has already purchased a mortgage loan evidenced by the lost Mortgage Note or any interest in such mortgage loan, (iii) any claim of any borrower with respect to the existence of terms of a Mortgage Loan evidenced by the lost


                                   Exh. 5-1

Mortgage Note, (iv) the issuance of new instrument in lieu thereof and (v) any claim whether or not based upon or arising from honoring or refusing to honor the Original when presented by anyone (items (i) through (iv) above are hereinafter referred to as the "Losses") and (b) if required by any Rating Agency in connection with placing such lost Mortgage Note into a securitization transaction, shall obtain a surety bond from an insurer acceptable to the applicable Rating Agency in an amount acceptable to such Rating Agency to cover any Losses with respect to such lost Mortgage Note.

                  11. Capitalized terms used herein but not defined herein have the meanings given them in the Custodial Agreement, dated as of July 1, 2006, between Morgan Stanley Mortgage Capital Inc. and the Custodian.

                  12. This Lost Note Affidavit is intended to be relied on by the Investor, its successors, and assigns and _______________________ represents and warrants that it has the authority to perform its obligations under this Lost Note Affidavit.

                                    EXECUTED THIS ____ day of _______, ____,
                                    on behalf of the Custodian by:


                                    _________________________________________
                                    Signature


                                    _________________________________________
                                    Typed Name


                  On this _________ day of _______________________, ____,
before me appeared ____________________________________________, to me personally known, who being duly sworn did say that she/he is the ______________________________ of ______________________, and that said Lost
Note Affidavit was signed and sealed on behalf of such corporation and said _____________________________ acknowledged this instrument to be the free act and deed of said corporation.



_______________________________________
Notary Public in and for the
State of _________________

My Commission expires:  _______________




                                   Exh. 5-2

                                   EXHIBIT 6
                                   ---------


                  AUTHORIZED REPRESENTATIVES OF THE CUSTODIAN
                  -------------------------------------------


NAME                                         SPECIMEN SIGNATURE
----                                         ------------------

_________________________________       ______________________________________

_________________________________       ______________________________________

_________________________________       ______________________________________

_________________________________       ______________________________________




                                   Exh. 6-1

                                   EXHIBIT 7
                                   ---------


                  AUTHORIZED REPRESENTATIVES OF THE PURCHASER
                  -------------------------------------------


NAME                                         SPECIMEN SIGNATURE
----                                         ------------------

_________________________________       ______________________________________

_________________________________       ______________________________________

_________________________________       ______________________________________

_________________________________       ______________________________________



                                   Exh. 7-1

                                   EXHIBIT 8
                                   ---------


                  AUTHORIZED REPRESENTATIVES OF THE SERVICER
                  ------------------------------------------


NAME                                         SPECIMEN SIGNATURE
----                                         ------------------

_________________________________       ______________________________________

_________________________________       ______________________________________

_________________________________       ______________________________________

_________________________________       ______________________________________


                                   Exh. 8-1

                                   EXHIBIT 9
                                   ---------


                  AUTHORIZED REPRESENTATIVES OF THE SERVICER
                  ------------------------------------------


NAME                                         SPECIMEN SIGNATURE
----                                         ------------------

_________________________________       ______________________________________

_________________________________       ______________________________________

_________________________________       ______________________________________

_________________________________       ______________________________________



                                   Exh. 9-1

                                  EXHIBIT 10
                                  ----------


                            MORTGAGE LOAN SCHEDULE
                            ----------------------

                          [See Schedule 1 to the PSA]





                                   Exh. 10-1

                                  EXHIBIT 11
                                  ----------

        SERVICING CRITERIA TO BE ADDRESSED IN ASSESSMENT OF COMPLIANCE


The assessment of compliance to be delivered by the Custodian shall address, at a minimum, the criteria identified as below as "Applicable Servicing Criteria":



-----------------------------------------------------------------------------------------------------------------
                                            SERVICING CRITERIA                             APPLICABLE SERVICING
                                                                                                 CRITERIA
-----------------------------------------------------------------------------------------------------------------
     Reference                                     Criteria
-------------------- --------------------------------------------------------------------------------------------

                                General Servicing Considerations
--------------------                                                                       ----------------------
                     Policies and procedures are instituted to monitor any
                     performance or other triggers and events of default in
1122(d)(1)(i)        accordance with the transaction agreements.
--------------------                                                                       ----------------------
                     If any material servicing activities are outsourced to
                     third parties, policies and procedures are instituted to
                     monitor the third party's performance and compliance with
1122(d)(1)(ii)       such servicing activities.
--------------------                                                                       ----------------------
                     Any requirements in the transaction agreements to
                     maintain a back-up servicer for the mortgage loans are
1122(d)(1)(iii)      maintained.
--------------------                                                                       ----------------------
                     A fidelity bond and errors and omissions policy is in
                     effect on the party participating in the servicing
                     function throughout the reporting period in the amount of
                     coverage required by and otherwise in accordance with the
1122(d)(1)(iv)       terms of the transaction agreements.
--------------------                                                                       ----------------------
                              Cash Collection and Administration
--------------------                                                                       ----------------------
                     Payments on mortgage loans are deposited into the
                     appropriate custodial bank accounts and related bank
                     clearing accounts no more than two business days
                     following receipt, or such other number of days specified
1122(d)(2)(i)        in the transaction agreements.
--------------------                                                                       ----------------------
                     Disbursements made via wire transfer on behalf of an
                     obligor or to an investor are made only by authorized
1122(d)(2)(ii)       personnel.
--------------------                                                                       ----------------------
                     Advances of funds or guarantees regarding collections,
                     cash flows or distributions, and any interest or other
                     fees charged for such advances, are made, reviewed and
1122(d)(2)(iii)      approved as specified in the transaction agreements.
--------------------                                                                       ----------------------
                     The related accounts for the transaction, such as cash
                     reserve accounts or accounts established as a form of
                     overcollateralization, are separately maintained (e.g.,
                     with respect to commingling of cash) as set forth in the
1122(d)(2)(iv)       transaction agreements.
--------------------                                                                       ----------------------
                     Each custodial account is maintained at a federally
                     insured depository institution as set forth in the
                     transaction agreements. For purposes of this criterion,
                     "federally insured depository institution" with respect
                     to a foreign financial institution means a foreign
                     financial institution that meets the requirements of Rule
1122(d)(2)(v)        13k-1(b)(1) of the Securities Exchange Act.
--------------------                                                                       ----------------------
                     Unissued checks are safeguarded so as to prevent
1122(d)(2)(vi)       unauthorized access.
--------------------                                                                       ----------------------
                     Reconciliations are prepared on a monthly basis for all
                     asset-backed securities related bank accounts, including
                     custodial accounts and related bank clearing accounts.
                     These reconciliations are (A) mathematically accurate;
                     (B) prepared within 30 calendar days after the bank
                     statement cutoff date, or such other number of days
                     specified in the transaction agreements; (C) reviewed and
                     approved by someone other than the person who prepared
                     the reconciliation; and (D) contain explanations for
                     reconciling items. These reconciling items are resolved
                     within 90 calendar days of their original identification,
                     or such other number of days specified in the transaction
1122(d)(2)(vii)      agreements.
--------------------                                                                       ----------------------




-----------------------------------------------------------------------------------------------------------------
                                            SERVICING CRITERIA                             APPLICABLE SERVICING
                                                                                                 CRITERIA
-----------------------------------------------------------------------------------------------------------------
     Reference                                     Criteria
-------------------- --------------------------------------------------------------------------------------------

                                Investor Remittances and Reporting
--------------------                                                                       ----------------------

                     Reports to investors, including those to be filed with
                     the Commission, are maintained in accordance with the
                     transaction agreements and applicable Commission
                     requirements. Specifically, such reports (A) are prepared
                     in accordance with timeframes and other terms set forth
                     in the transaction agreements; (B) provide information
                     calculated in accordance with the terms specified in the
                     transaction agreements; (C) are filed with the Commission
                     as required by its rules and regulations; and (D) agree
                     with investors' or the trustee's records as to the total
                     unpaid principal balance and number of mortgage loans
1122(d)(3)(i)        serviced by the Servicer.
--------------------                                                                       ----------------------
                     Amounts due to investors are allocated and remitted in
                     accordance with timeframes, distribution priority and
1122(d)(3)(ii)       other terms set forth in the transaction agreements.
--------------------                                                                       ----------------------
                     Disbursements made to an investor are posted within two
                     business days to the Servicer's investor records, or such
                     other number of days specified in the transaction
1122(d)(3)(iii)      agreements.
--------------------                                                                       ----------------------
                     Amounts remitted to investors per the investor reports
                     agree with cancelled checks, or other form of payment, or
1122(d)(3)(iv)       custodial bank statements.
--------------------                                                                       ----------------------
                                     Pool Asset Administration
--------------------                                                                       ----------------------
                     Collateral or security on mortgage loans is maintained as
                     required by the transaction agreements or related                               X
1122(d)(4)(i)        mortgage loan documents.
--------------------                                                                       ----------------------
                     Mortgage loan and related documents are safeguarded as                          X
1122(d)(4)(ii)       required by the transaction agreements
--------------------                                                                       ----------------------
                     Any additions, removals or substitutions to the asset
                     pool are made, reviewed and approved in accordance with
                     any conditions or requirements in the transaction
1122(d)(4)(iii)      agreements.
--------------------                                                                       ----------------------
                     Payments on mortgage loans, including any payoffs, made
                     in accordance with the related mortgage loan documents
                     are posted to the Servicer's obligor records maintained
                     no more than two business days after receipt, or such
                     other number of days specified in the transaction
                     agreements, and allocated to principal, interest or other
                     items (e.g., escrow) in accordance with the related
1122(d)(4)(iv)       mortgage loan documents.
--------------------                                                                       ----------------------
                     The Servicer's records regarding the mortgage loans agree
                     with the Servicer's records with respect to an obligor's
1122(d)(4)(v)        unpaid principal balance.
--------------------                                                                       ----------------------
                     Changes with respect to the terms or status of an
                     obligor's mortgage loans (e.g., loan modifications or
                     re-agings) are made, reviewed and approved by authorized
                     personnel in accordance with the transaction agreements
1122(d)(4)(vi)       and related pool asset documents.
--------------------                                                                       ----------------------
                     Loss mitigation or recovery actions (e.g., forbearance
                     plans, modifications and deeds in lieu of foreclosure,
                     foreclosures and repossessions, as applicable) are
                     initiated, conducted and concluded in accordance with the
                     timeframes or other requirements established by the
1122(d)(4)(vii)      transaction agreements.
--------------------                                                                       ----------------------
                     Records documenting collection efforts are maintained
                     during the period a mortgage loan is delinquent in
                     accordance with the transaction agreements. Such records
                     are maintained on at least a monthly basis, or such other
                     period specified in the transaction agreements, and
                     describe the entity's activities in monitoring delinquent
                     mortgage loans including, for example, phone calls,
                     letters and payment rescheduling plans in cases where
                     delinquency is deemed temporary (e.g., illness or
1122(d)(4)(viii)     unemployment).
--------------------                                                                       ----------------------
                     Adjustments to interest rates or rates of return for
                     mortgage loans with variable rates are computed based on
1122(d)(4)(ix)       the related mortgage loan documents.
--------------------                                                                       ----------------------




-----------------------------------------------------------------------------------------------------------------
                                            SERVICING CRITERIA                             APPLICABLE SERVICING
                                                                                                 CRITERIA
-----------------------------------------------------------------------------------------------------------------
     Reference                                     Criteria
-------------------- --------------------------------------------------------------------------------------------

                     Regarding any funds held in trust for an obligor (such as
                     escrow accounts): (A) such funds are analyzed, in
                     accordance with the obligor's mortgage loan documents, on
                     at least an annual basis, or such other period specified
                     in the transaction agreements; (B) interest on such funds
                     is paid, or credited, to obligors in accordance with
                     applicable mortgage loan documents and state laws; and
                     (C) such funds are returned to the obligor within 30
                     calendar days of full repayment of the related mortgage
                     loans, or such other number of days specified in the
1122(d)(4)(x)        transaction agreements.
--------------------                                                                       ----------------------
                     Payments made on behalf of an obligor (such as tax or
                     insurance payments) are made on or before the related
                     penalty or expiration dates, as indicated on the
                     appropriate bills or notices for such payments, provided
                     that such support has been received by the servicer at
                     least 30 calendar days prior to these dates, or such
                     other number of days specified in the transaction
1122(d)(4)(xi)       agreements.
--------------------                                                                       ----------------------
                     Any late payment penalties in connection with any payment
                     to be made on behalf of an obligor are paid from the
                     servicer's funds and not charged to the obligor, unless
                     the late payment was due to the obligor's error or
1122(d)(4)(xii)      omission.
--------------------                                                                       ----------------------
                     Disbursements made on behalf of an obligor are posted
                     within two business days to the obligor's records
                     maintained by the servicer, or such other number of days
                     specified in the transaction
1122(d)(4)(xiii)     agreements.
--------------------                                                                       ----------------------
                     Delinquencies, charge-offs and uncollectible accounts are
                     recognized and recorded in accordance with the
1122(d)(4)(xiv)      transaction agreements.
--------------------                                                                       ----------------------
                     Any external enhancement or other support, identified in
                     Item 1114(a)(1) through (3) or Item 1115 of Regulation
1122(d)(4)(xv)       AB, is maintained as set forth in the transaction agreements.
-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
